Texas Capital Value Funds, Inc.

Supplement to the Prospectus and Statement of Additional information dated January 31st, 1998.

Effective November 1:

The prospectus and statement of additional information have been changed to remove the current Distributor, Choice Investments Inc. Any references to them has been removed from the prospectus and replaced with Rafferty Capital Markets, Inc., the Fund's new distributor. This change has been approved by the Board of Directors, including a majority of independent directors, at a meeting called for that purpose.

November 1, 1998